EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Weingarten Realty Investors (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew M. Alexander, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY:       /s/  Andrew  M.  Alexander
      -----------------------------------
             Andrew  M.  Alexander
      President/Chief  Executive  Officer


November  9,  2004


A signed original of this written statement required by Section 906 has been provided to Weingarten Realty Investors and will be retained by Weingarten and furnished to the Securities and Exchange Commission or its staff upon request.